                                                                   EXHIBIT 99.3


                           CONSENT OF THOMAS J. LITLE

        I, Thomas J. Litle, do hereby consent to be named as nominee to the Board of Directors of SKYMALL, INC., a Nevada corporation (the "Company"), in the Company's Registration Statement on Form S-1, including any pre-effective and post-effective amendments thereto, to be filed with the Securities and Exchange Commission.


                                            /s/ THOMAS J. LITLE
                                            ------------------------------